[GRAPHIC OMITTED]
  20 Ketchum Street, Westport, CT 06880 o Tel. 203-226-4447, Fax 203-226-4338,
                               www.nctgroupinc.com

EXHBIT 10(ba)





                                                December 20, 2001


Ms. Carole Salkind
Fox Hills Retirement Community
Rockaway Town Square Outer Mall
Rockaway, NJ  07866

                              Re:   Reduction of Warrant Exercise Price

Dear Ms. Salkind:

Reference is made to the Warrant, dated May 14, 2001 (the "Warrant"), of NCT Group, Inc., a Delaware corporation (the "Company"), pursuant to which you are granted the right, subject to terms and conditions of the Warrant, to purchase up to an aggregate of 500,000 shares (the "Warrant Shares") of common stock, par value $.01 per share, of the Company. As of the date hereof, the Warrant remains unexercised as to all of the Warrant Shares.

As to all of the Warrant Shares, the Company hereby reduces the Exercise Price (as defined in the Warrant) from $.13 to $.071.

                                          Very truly yours,

                                          NCT GROUP, INC.


                                          By:   /s/
                                                Name:
                                                Title: